Property, Plant and Equipment, Net	12 Months Ended
Dec. 31, 2015
Property, Plant and Equipment, Net
7.	PROPERTY, PLANT AND EQUIPMENT, NET

Property, plant and equipment, net consisted of the following:

	December 31,
	2014	2015
Office building	$44,750	$58,457
Plant and machinery	12,847	12,307
Software application	8,279	8,063
Furniture, fixtures and equipment	4,621	4,351
Leasehold improvements	4,267	4,087
Motor vehicles	915	863

	75,679	88,128
Less: accumulated depreciation	(27,086)	(29,469)
Impairment of long-lived assets	(30)	(28)
Construction in progress	95,098	147,302

Property, plant and equipment, net	$143,661	$205,933

The Group recorded depreciation expenses of $3,645, $2,620 and $3,606 for the years ended December 31, 2013, 2014 and 2015, respectively. The Group recorded impairment losses of $30, $nil and $nil for the years ended December 31, 2013, 2014 and 2015, respectively.

The property owned by Techfaith Shanghai with a carrying value of $3,836 at December 31, 2015 was pledged for a twelve-month loan of $3,087 (RMB 20 million) from Beijing Zhichun Branch of Hua Xia Bank to Techfaith China. The loan was fully repaid in February 2016 and the pledge was resolved accordingly.

Part of the properties owned by Techfaith Hangzhou with a carrying value of $22,866 at December 31, 2015 was pledged for a twelve-month loan of $7,200 from Beijing Sanyuanqiao Branch of Ping An Bank to Techfaith HK.

A property of Techfaith Intelligent Handset Beijing with a carrying value of $2,783 at December 31, 2015 was pledged for a bank loan to Guanghuanxinwang, a third party company.